                                                                   EXHIBIT 10.56



                                                                    CONFIDENTIAL

                            Protocol Development and
                          Compound Production Agreement

The parties, Pfizer Inc, a Delaware corporation, having a place of business at 235 East 42nd Street, New York, New York 10017 and its Affiliates ("Pfizer") and Discovery Partners International, Inc, a Delaware corporation, having a place of business at 9640 Towne Centre Drive, San Diego, CA 92121 and its Affiliates ("DPI") enter into this Protocol Development and Collaboration Agreement as of December 19, 2001 (the "Agreement") to design and provide Pfizer with protocols and procedures useful in the production of pharmacologically relevant compounds, and to prosecute said protocols and procedures to synthesize libraries of Pfizer exclusive compounds for Pfizer's chemical files, on the terms and subject to the conditions set forth below

1.      DEFINITIONS.

Whenever used in this Agreement, the terms defined in this Section 1 shall have the meanings specified as set forth below:

        1.1 "Affiliates" means any corporation or other legal entity owning, directly or indirectly, fifty percent (50%) or more of the voting capital shares or similar voting securities of Pfizer or DPI; any corporation or other legal entity fifty percent (50%) or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by Pfizer or DPI or any corporation or other legal entity fifty percent (50%) or more of the voting capital shares or similar voting rights of which is owned, directly or indirectly, by a corporation or other legal entity which owns, directly or indirectly, fifty percent (50%) or more of the voting capital shares or similar voting securities of Pfizer or DPI.

        1.2 "Agreement Period" means the period beginning on the Effective Date and ending four (4) years later, unless sooner terminated.

        1.3 "Area" means research and development of synthetic processes, procedures or protocols for synthesis and purification of compounds, generation of Virtual Libraries and the production and purification of Tangible Libraries as specified in the Project Plan or by Request for Services forms.

        1.4 "Annual Project Plan" means the written plan describing the research in the Area to be carried out during each Commitment Year by Pfizer and DPI pursuant to this Agreement. Each Annual Project Plan will be attached to and made a part of this Agreement as Exhibit A.

        1.5 "Commitment Year" means a twelve-month period commencing on the Effective Date and each anniversary thereafter.

        1.6 "Compound" means any individual chemical compound within a Virtual Library or Tangible Library derived from a Protocol.

        1.7 "Compound Services" means work performed by DPI toward the synthesis and purification of Tangible Libraries per Protocol as directed by a Request for Services form.

        1.8 "Compound Termination Period" is as defined in Section (4.2.1).

        1.9 "DPI Confidential Information" means all information about any element of the DPI Technology that is disclosed by DPI to Pfizer and designated "Confidential" in writing by DPI at the time of disclosure or within thirty (30) days following disclosure.

        1.10 "DPI Technology" means, Technology that is or was developed
        ***                 ***         prior to the Effective Date, or after
the Effective Date in the course of activities not related to the Project Plan
or Project Program. For the purposes of the disclosure         ***         ,
such disclosure specifically excludes         ***         related to
        ***                 ***         developed or acquired by employees of or
consultants to DPI.

        1.11 "Effective Date" is January 5, 2002.

        1.12 "Expiration Date" is January 5, 2006, unless sooner terminated.

        1.13 "Full Time Equivalent" ("FTE") shall mean the amount of work equivalent to a full time employee working on a full time basis consistent with normal business and scientific practice (who works at least a forty (40) hour work week with normal vacation, holiday and sick time) working for DPI for a period of one year.

        1.14 "FTE month" shall mean the amount of work equivalent to 1/12 of an FTE.

        1.15 "Library" shall mean a set of related chemical compounds contemplated by the Protocol.

        1.16 "Patent Rights" shall mean all patent rights within Technology including all of patent applications, whether domestic or foreign, claiming such patentable inventions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof.

        1.17 "Pfizer Confidential Information" means all information about any element of Pfizer Technology which is disclosed by Pfizer to DPI and designated "Confidential" in writing by Pfizer at the time of disclosure or within thirty
(30) days following disclosure.

        1.18 "Pfizer Technology" means, Technology         ***
        ***         to Pfizer         ***         prior to the Effective Date,
or after the Effective Date         ***                 ***         .


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        1.19 "Program Technology" means Technology that is or was developed or
acquired         ***                 ***                 ***         .

        1.20 "Project Plan" means each written plan describing the Project Program to be carried out by Pfizer and DPI pursuant to this Agreement for each Commitment Year of the Agreement Period. The initial Project Plan shall be attached to and made a part of this Agreement as Exhibit A.

        1.21 "Project Program" is the collaborative work in the Area conducted by Pfizer and DPI pursuant to the Annual Project Plan.

        1.22 "Protocol" shall mean a detailed set of methods and standard operating procedures designed to be used for synthesis and purification, including but not limited to HPLC purification, of a Compound attached to the Request for Services and made a part of this Agreement as Exhibit B.

        1.23 "Protocol Services" shall mean work performed by FTEs at DPI toward the development and refinement of Protocols for synthesis and purification of Compounds of interest to Pfizer, as directed by a Pfizer approved Request for Services.

        1.24 "Protocol Termination Period" is as defined in Section (3.2.1).

        1.25 "Request for Services" shall mean a Pfizer written request for Services, (the "Services" as defined in Section (2.1)), to DPI for either Compound Services or Protocol Services, made substantially in the form shown in Appendix I of this Agreement, attached and made a part of the Agreement as Exhibit C.

        1.26 "Tangible Library" shall mean groups of related Compounds synthesized by DPI following Protocols as directed by Pfizer.

        1.27 "Technology" means and includes all         ***
        ***                 ***                 ***                 ***        ,
within the Area.

        1.28 "Virtual Library" shall mean a set of related chemical compounds
that are described by         ***                 ***         .


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

2.      SCOPE OF WORK.

        2.1 From time to time, Pfizer will submit a Request for Services to DPI, which contains one or more substructure search terms representing a Virtual Library of Compounds. The Request for Services will request either Protocol Services, invoiced to Pfizer on an FTE basis, or Compound Services, invoiced to Pfizer on a cost per Compound or cost per Tangible Library basis (the "Services"). A Request for Services shall be sent to ChemRx Advanced Technologies, 385 Oyster Point Blvd. Suite 1, South San Francisco, California
94080, Attention         ***         (Pfizer Project Leader) with a copy to
        ***         , Controller, Discovery Partners International, Inc., 9640
Towne Centre Drive, San Diego, CA 92121.

        2.2 Upon receipt of a Request for Service, DPI         ***
        ***                 ***                 ***         . DPI shall give
written notification to         ***         , Pfizer Global Research and
Development, 2800 Plymouth Road, Ann Arbor, Michigan 48105.

        2.3 Upon Pfizer's receipt of notice from DPI, Pfizer will decide, in its sole, unfettered discretion, whether to give authorization to DPI to begin the Service. If Pfizer authorizes DPI to perform the Service, DPI agrees to do the following in accordance with the directions of Pfizer: (a) develop Protocols specifically for synthesis of Compounds and generation of Virtual Libraries, and/or (b) synthesize Compound Libraries with Protocols, or with its own or established methodology.

3.      PAYMENTS

        3.1 Funding of FTEs Services for Protocol Development. Pfizer will fund
Protocol Services performed by DPI, at a rate of         ***
        ***         per FTE in         ***         and at a rate of
        ***                 ***         per FTE in         ***         . Pfizer
agrees to fund the Minimum FTEs during a Commitment Year, provided, however, that a) DPI fulfils its obligation to furnish the Minimum Number of FTEs, as described in Section (3.1.3), and b) it agrees to make available additional FTEs (on a minimum of one quarter's notice), at least up to the Maximum FTEs, to conduct Services requested by Pfizer, according to the following table:

                                       ***
                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

The Parties agree that the FTE commitments for each of         ***         are
subject to the approval of both DPI and Pfizer         ***         in advance of
such         ***         .

                3.1.1 Within         ***         of the Effective Date, Pfizer
        shall pay DPI         ***                 ***         , which shall be
        credited against FTEs in         ***         that are supporting the
        Project Program. The minimum payment due DPI in support of
                ***         working on the Project Program during
                ***                 ***         .

For greater clarity,                   ***
                                       ***
                                       ***

                3.1.2 All funding payments by Pfizer to DPI during any three (3)
        month period         ***         for FTEs Services actually performed
        shall be made quarterly beginning from the Effective Date (the "Payment Quarter"), against DPI's invoice for such three (3) month period. For
        each Payment Quarter        ***         , Pfizer shall pay DPI
                ***                 ***         . Total funding
                ***         , except in the case that DPI fails to provide the
                ***         as requested by Pfizer, for material breach of the
        Agreement by DPI or in the event of termination of the Agreement by Pfizer.

                3.1.3 Pfizer will pay DPI within         ***         of receipt
        by Pfizer of DPI's invoice for work actually performed during each Payment Quarter. At the end of the 3rd and 4th Payment
                ***         , DPI and Pfizer will review the actual number of
        FTEs invoiced to Pfizer for work performed during the previous Payment Quarters and reconcile the amount due DPI against FTEs requested by Pfizer through Protocol Services. If Pfizer requests the FTEs
                ***         and DPI fails, for any reason, to provide said FTEs,
        Pfizer shall only be obligated to pay DPI for the number of FTEs provided.

                3.1.4 Each invoice must list the Pfizer Purchase Order number for Services, the date that Services were requested by Pfizer, and the relevant Pfizer project code. Invoices shall be submitted to Pfizer
        within         ***         of the close of a Payment Quarter, or sooner,
        as described below, in the event of termination. DPI's invoices shall be sent to: Pfizer Global Research and Development, 2800 Plymouth Road, Ann
        Arbor, Michigan 48105,         ***         .

                3.1.5 Within         ***         of each of the first (1st),
        second (2nd) and third (3rd) anniversary of the Effective Date, Pfizer
        shall pay DPI         ***                 ***         as established in
        Section (3.1), which shall be credited against funding FTEs supporting the Project Program in such Commitment Year.

                3.1.6 Payment to DPI for each Payment Quarter shall be based on the actual work in progress pursuant to the applicable Project Plan and Protocol Services, provided,


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        however, that the aggregate amount of funding payments for FTEs shall
        not exceed an annual payment         ***         for         ***
                ***                 ***         , based on         ***
                ***         .

                3.1.7 Payments by Pfizer to DPI for Protocol Services during
                ***                 ***         will be based on the Minimum
        FTEs and FTE rate set forth in Section 3.1 unless otherwise recommended by the Steering Committee, and approved by DPI and Pfizer, in such
                ***         and at an FTE rate as described in Section (3.1).
        Payments shall be distributed over Payment Quarters essentially as described in Sections (3.1.1) through (3.1.3), in amounts proportional
        to the Minimum and Maximum FTE agreed to in a         ***         .

                3.1.8 Each payment pursuant to this Agreement shall be paid by Pfizer in U.S. currency by wire transfer in immediately available funds to an account designated by DPI, or by other mutually acceptable means,
        within         ***         after receipt and acceptance by Pfizer of the
        invoice from DPI.

                3.1.9 The parties agree as follows with respect to material costs associated with the FTEs:

               a)     DPI will be responsible         ***
                              ***                 ***

               b)     Specialty materials such as         ***
                              ***                 ***
                              ***        .

               c)     Common solvents and reagents will be         ***
                              ***         . This includes but is not limited to
                      the following common solvents         ***
                              ***                 ***         . Classified as
                      common reagents         ***                 ***         .
                      By way of examples, this includes but is not limited to
                              ***                 ***
                              ***                 ***         .


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

               d)     Common stationary phases for chromatography such as
                              ***                 ***
                              ***         .

               e)     The cost of the Waste Disposal will         ***
                              ***         .

                3.1.10 With respect to Section (3.1.9), DPI shall invoice Pfizer for materials chargeable to Pfizer. Each invoice must list the Pfizer Purchase Order number for Services, the date that Services were requested by Pfizer, and the relevant Pfizer project code. Invoices
        shall be submitted to Pfizer within         ***         of the close of
        a Payment Quarter, or sooner, as described below, in the event of termination. DPI's invoices shall be sent to: Pfizer Global Research and Development, 2800 Plymouth Road, Ann Arbor, Michigan 48105,
                ***                 ***         .

        3.2    Funding of FTEs in the Event of Termination of Protocol Services.

                3.2.1 Anytime after         ***         of the Effective Date,
        Pfizer, in its sole, unfettered discretion, may give DPI
                ***         notice that it wishes to cease Protocol Services,
        without cause. The "Protocol Termination Period" is the period beginning on the day DPI is given notice of termination and ending
                ***         later. Within         ***
                ***         of Pfizer's notice of termination to DPI, DPI shall
        invoice Pfizer for outstanding payments due DPI, on a pro-rated basis, for FTE Services rendered from the close of the previous quarter up to the first day of the Protocol Termination Period.

                3.2.2 The Protocol Termination Period will contain
                ***         Payment Periods and the first Payment Period shall
        begin the first day of the Termination Period. Pfizer shall not be obligated to pay for any FTE performing Protocol Services during the Protocol Termination Period unless said FTE is approved in advance and in writing by Pfizer.

                3.2.3 At the conclusion of the Protocol Termination Period, DPI and Pfizer will review the total number of FTEs charged to Pfizer during the Commitment Year, in order to ascertain and discharge its obligation to support the Minimum FTEs in Commitment Year, as described in Section (3.1). During the Protocol Termination Period, Pfizer shall pay DPI for Protocol Services requested by Pfizer, according to Section 3.1. Pfizer shall request (and if no such request is made, shall pay for at a rate
        of         ***                 ***         per FTE), the following
        minimum Protocol Services during the Protocol Termination Period:

                      a)     during the         ***         of the Protocol
                             Termination Period,         ***         of the then
                             Minimum FTE Commitment;

                      b)     during the         ***         of the Protocol
                             Termination Period,         ***         of the
                             Minimum FTE Commitment; and,


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                      c)     during the         ***         of the Protocol
                             Termination Period,         ***         of the
                             Minimum FTE Commitment (collectively the "Minimum Termination FTEs").

DPI shall have no obligation to provide FTE Services in connection with the Minimum Termination FTEs for which no request has been made.

               3.2.4 If DPI fails to provide the requested FTE Services during any Payment Period of the Protocol Termination Period, then Pfizer shall only be required to pay for those FTE Services actually provided by DPI. For the purpose of this Section, if the Protocol Termination Period extends over a calendar year end, then the percentage of the Minimum FTE Commitment will be based upon the Range of FTE Commitment identified for such time period in the table set forth in Section 3.1 above. By way of example, if the Protocol Termination Period begins on ***
                                       ***
                                       ***
                                       ***

                                       ***
                                       ***

               3.2.5 For point of clarity if Pfizer terminates this Agreement without cause, Pfizer shall be obligated to pay: (i) amounts due and payable under one or more of Sections (3.1.2), (3.1.6) and (3.1.8), as the case may be, prior to the Protocol Termination Period; and, (ii) the amount payable for FTEs working at Pfizer's request and invoiced during the Protocol Termination Period; and the difference between the Minimum FTE Termination Amount and (ii) (for which DPI will not have any obligation to provide FTEs).

4.      PAYMENT FOR PRODUCTION OF COMPOUND LIBRARIES

        4.1 Pfizer agrees to pay DPI for Compound Libraries prepared and delivered to Pfizer, according to Compound Protocols and the Annual Project Plan. Pfizer agrees to pay DPI for the "Minimum Number of Compounds", as described in the chart below, during a Commitment Year, provided, however, that
DPI delivers Compounds to Pfizer within         ***         days of synthesis
and agrees to use reasonable efforts to make additional Compounds, at least up to the "Maximum Number of Compounds", as described in the chart below, according to the following table:

                                       ***
                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        The Parties agree that the Minimum Number of Compounds during each of
        ***                 ***         is subject to the approval of both
Pfizer and DPI         ***         in advance of such         ***         .

                4.1.1 The parties agree that the production and purification of Compounds with the criteria set forth in Schedule 4.1 affixed hereto
        shall be calculated         ***                 ***         , in
        accordance with the table below:

             Number of Compounds Produced     Cost per Compound
            --------------------------------------------------------
            First *** Compounds                ***
            --------------------------------------------------------
            Compounds ***                      ***
            --------------------------------------------------------
            Compounds ***                      ***
            --------------------------------------------------------
            Compounds ***                      ***
            --------------------------------------------------------
            Compounds *** and above            ***
            --------------------------------------------------------

For point of clarity, the calculated cost, based on the table in Section 4.1.1,
to produce         ***         Compounds is         ***
        ***         . The calculated cost to produce         ***
Compounds is         ***                 ***         .

On an individual library basis, following endorsement by the Steering Committee, and approval by DPI and Pfizer, the parties may agree to a rate different from that set forth above.

                4.1.2 Pfizer shall provide DPI with sufficient Protocols meeting the criteria set forth in Schedule 4.1 necessary to produce at least the Minimum Number of Compounds for the respective Commitment Year, on a schedule set forth in the Annual Project Plan or as modified by the parties.

                4.1.3 If Pfizer fails to deliver such Protocols necessary for production of the Minimum Number of Compounds or fails to request production of the Minimum Number of Compounds, then Pfizer agrees to pay
        DPI         ***         for each such Compound for which a Protocol was
        not made available by Pfizer or not requested by Pfizer, up to a total
        amount of         ***         in         ***         and total amounts
        of         ***         , or such other amount in         ***
        upon the agreed Minimum Number of Compounds multiplied by
                ***         ; provided, however, that Pfizer does not give DPI
        notice of termination anytime after         ***         of the Effective
        Date, per Section (4.2).

By example, if during         ***         , Pfizer only provides Protocols
sufficient to produce         ***         Compounds or only requests
        ***         Compounds (or a combination thereof), in addition to
payments due DPI for the production of Tangible Libraries,


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Pfizer will pay DPI         ***         (being         ***         Compounds
short of the Minimum Number of Compounds x         ***         per Compound).

                4.1.4 Subject to the criteria set forth in Schedule 4.1, if sufficient Protocols are provided by Pfizer to DPI on the schedule set forth in the Annual Project Plan and Pfizer requests the production and purification of such Compounds, and DPI fails to produce and purify all or part of such Compounds then Pfizer's payment obligation for the Minimum Number of Compounds shall be reduced on a one-for-one basis pursuant to the number of Compounds that Pfizer so requested. Further, subject to the criteria set forth in Schedule 4.1, if Pfizer delivers Compound Protocols to DPI, requesting the production of Tangible Libraries whose number of compounds would, if made, collectively meet or exceed the Minimum Number of Compounds, and DPI fails to produce the Minimum Compounds from such Tangible Libraries within a Commitment Year, Pfizer will have been deemed to have met its obligation for requesting the Minimum Number of Compounds for said Commitment Year.

                4.1.5 Within         ***         of the Effective Date, Pfizer
        shall pay DPI         ***                 ***         , which shall be
        credited against DPI invoices to produce Compounds during
                ***         , as described in Section (4.1.1). Pfizer shall also
        make four (4) minimum payments of         ***
                ***         at the end of each Payment Quarter during
                ***         , credited against DPI invoices for Compounds
        actually produced. Payments described in Section 4.1.3 are non-refundable, except in the case of material breach of the Agreement by DPI or in the event of termination of the Agreement by Pfizer, as further described in Section 4.2

                4.1.6 All payments by Pfizer during         ***         to
        produce Compounds shall be made quarterly beginning from the Effective Date (the "Payment Quarter"), to DPI during any three (3) month period, against DPI's invoice for such three (3) month period. Payments due DPI shall be calculated according to Sections (4.1.1) and (4.1.2) and DPI's invoice shall be submitted to Pfizer any time on or after the last day
        of the Payment Quarter. Pfizer will pay DPI within         ***
        of receipt by Pfizer of DPI's invoice. Each invoice must list the Pfizer Purchase Order number for Services, the date that Services were requested by Pfizer, and the relevant Pfizer project code. Invoices
        shall be submitted to Pfizer         ***         of the close of a
        Payment Quarter. DPI's invoices shall be sent to: Pfizer Global Research and Development, 2800 Plymouth Road, Ann Arbor, Michigan 48105,
                ***         .

                4.1.7 Within         ***         of the         ***         of
        the Effective Date, Pfizer shall pay DPI         ***         , which
        shall be credited against         ***         , the amount guaranteed
        DPI to produce the Minimum Number of Compounds         ***         .
        Pfizer shall also make a minimum payment of         ***
                ***         at the end of each Payment Quarter
                ***         , credited against DPI invoices for Compounds
        actually produced. Payments described in


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        Section 4.1.5 are non-refundable, except in the case of material breach of the Agreement by DPI or in the event of termination of the Agreement by Pfizer, as further described in Section 4.2.

                4.1.8 All payments by Pfizer during         ***         for
        production of Compounds shall be made as described in Sections (4.1.1) and (4.1.2).

                4.1.9 All payments by Pfizer during         ***         for
        production of Compounds shall be made in accordance with the Annual Project Plan, to be prepared and approved by the Steering Committee one
        (1) quarter         ***                 ***         of the Effective
        Date, respectively, and as described in Sections (4.1.1), (4.1.2) and, (4.1.7).

        4.2 Payment for Compounds in the Event of Termination of Compound Services.

                4.2.1 Anytime after the         ***         of the Effective
        Date, Pfizer, in its sole, unfettered discretion, may give DPI
                ***         notice that it wishes to terminate Services for
        Compound Protocols, without cause. The "Compound Termination Period" is the period beginning with or on the day DPI is given notice of
        termination and ending         ***         . Within         ***
        of Pfizer's notice of termination, DPI shall invoice Pfizer for outstanding payments due DPI for Compound Libraries actually produced in the time period between the close of the previous quarter up to the first day of the Compound Termination Period.

                4.2.2 The Compound Termination Period will contain
                ***         Payment Periods and the first Payment Period shall
        begin the first day of the Compound Termination Period. During the Compound Termination Period, Pfizer shall pay DPI for Compounds produced as requested by Pfizer. Pfizer shall not be obligated to pay for Compounds produced during the Compound Termination Period in excess of such year's Minimum Number of Compounds unless said Compound production is approved in advance and in writing by Pfizer.

                4.2.3 At the conclusion of the Compound Termination Period, DPI and Pfizer will review the total number of Compounds produced during the Commitment Year, in order to ascertain and discharge its obligation to support the production of a Minimum Number of Compounds, as described in
        Section (4.1). Pfizer shall pay DPI         ***
                ***         per compound for each Compound less than the Minimum
        Number of Compounds for such Commitment Year as has been actually produced. This payment shall be calculated according to the following mathematical formula:

                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                4.2.4 If the Compound Termination Period extends over the end of a calendar year, then the pro-rata portion of the Minimum Number of Compounds for the next Commitment Year shall be included in the determination of the Minimum Compounds.

For greater certainty, if Pfizer terminates this Agreement without cause, Pfizer
shall be obligated to pay         ***         per Compound for each Compound
shortfall of the Minimum Number of Compounds for such Commitment Year. For example, if the notice to terminate the Agreement is given anytime during
        ***         prior to         ***         , for example, and DPI delivers
to Pfizer         ***         Compounds then Pfizer shall be obligated to pay
DPI in addition to any amounts payable under Section 4.1,         ***
        ***         x         ***         per Compound).

If however, the notice of termination was given         ***         , then the
Minimum Number of Compounds for such calculation would be deemed to be
        ***                 ***         and the Compounds delivered by DPI to
Pfizer would be calculated from the beginning of         ***         to the end
of the Compound Termination Period         ***         .

5.      RECORDS.

        5.1 DPI shall keep for         ***         from the conclusion of each
Commitment Year complete and accurate records of its expenditures of efforts from payments received by it from Pfizer under Sections 3 and 4. The records shall conform to good accounting principles as applied to a similar company similarly situated. Pfizer shall have the right at its own expense during the
term of this Agreement and during the subsequent         ***         to appoint
an independent certified public accountant reasonably acceptable to DPI to inspect said records with respect to the FTE Services provided by DPI to Pfizer to verify the accuracy of such expenditures of efforts, pursuant to each Project Plan. Upon reasonable notice by Pfizer, DPI shall make its records available for inspection by the independent certified public accountant during regular business hours at the place or places where such records are customarily kept, to verify the accuracy of the expenditures of efforts. This right of inspection shall not be exercised more than once in any calendar year and not more than once with respect to records covering any specific period of time. All information concerning such expenditures of efforts, and all information learned in the course of any audit or inspection, shall be deemed to be DPI Confidential Information, except to the extent that it is necessary for Pfizer to reveal the information in order to enforce any rights it may have pursuant to this Agreement or if disclosure is required by law. The failure of Pfizer to request verification of any expenditure of efforts before or during the
        ***         shall be considered acceptance by Pfizer of the accuracy of such expenditures of efforts, and DPI shall have no obligation to maintain any
records pertaining to such report or statement beyond such         ***         .
The findings of such inspection, if any, shall be binding on the parties.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

6.      PROJECT PROGRAM.

        6.1 Purpose. DPI and Pfizer shall conduct the Project Program throughout the Agreement Period in accordance with each Annual Project Plan.

        6.2 Project Plan. Each new Annual Project Plan shall be prepared by the
Steering Committee, and approved by both DPI and Pfizer,         ***
prior to the beginning of a Commitment Year, and appended to Exhibit A and made
part of this Agreement. The Project Plan for         ***         has been
approved by DPI and Pfizer, and is attached as Exhibit A.

        6.3 Steering Committee. Pfizer and DPI shall establish a Steering Committee (the "Steering Committee") within five (5) days of the Effective Date, to direct the Project Program and to perform the following duties:

               a)     Prepare each Annual Project Plan and any amendments;

               b) Review and evaluate progress under each Project Plan and report to Pfizer the progress under the Project Program, Project Plans, Compound Services and Protocol Services;

               c)     Coordinate and monitor activities and staffing;

               d)     Approve Technology transfers between parties;

               e)     Review proposed publications;

               f) Establish and agree upon the cost to produce and purify a Tangible Library based on the associated Protocol, pending final approval of DPI and Pfizer.

        6.4 Membership. Pfizer and DPI each shall appoint, in its sole discretion, four (4) members to the Steering Committee. Substitutes may be appointed at any time.

               The members initially shall be:

                      Pfizer Appointees:    ***
                                            ***
                                            ***
                                            ***

                      DPI Appointees:       ***
                                            ***
                                            ***
                                            ***

        6.5 Chair. The Steering Committee shall be chaired by two
co-chairpersons, one appointed by Pfizer and the other appointed by DPI. The
Pfizer co-chairperson shall initially be         ***         . The DPI
co-chairperson shall initially be         ***         . Pfizer, acting
reasonably, shall have the right to approve the selection of the DPI
co-chairperson if         ***         is unable, for whatever reason, to perform
as co-chairperson.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        6.6 Meetings.

               6.6.1 The Steering Committee shall meet at least quarterly, at places selected by each party in turn and on dates mutually agreed by the parties. The first meeting of the Steering Committee, to be held within ten (10) days of the Effective Date, will cover the following:
        Confirmation of Production Goals, Project Plan, meeting schedules, minutes, reports, contact points. Representatives of Pfizer or DPI or both, in addition to members of the Steering Committee, may attend such meetings at the invitation and expense of that party.

               6.6.2 In addition, the Steering Committee shall appoint a single contact at DPI and Pfizer ("the Research Contacts") to communicate on behalf of the Steering Committee on a weekly basis. All communication pertaining to Compound Services and Protocol Services shall be the sole responsibility of the Steering Committee or the Research Contacts. The Research Contacts shall hold weekly telephone meetings beginning within
        (5) days of the Effective Date, and prepare brief minutes of their discussions for distribution to the Steering Committee for review and approval within three (3) days of such meeting. Pfizer Research Contact shall be responsible for preparing the minutes.

        6.7 Minutes. Minutes will be written promptly after the Steering Committee meetings and distributed for review and approval by the co-chairpersons.

        6.8 Decisions. All decisions of the Steering Committee shall be made by a unanimous affirmative vote. Notwithstanding the foregoing or any other provision of this Agreement, Project Plans may only be amended as mutually agreed by the Steering Committee and approved by Pfizer and DPI.

        6.10 Expenses. Pfizer and DPI shall each bear all expenses, including reasonable travel, related to the participation of their respective members of the Steering Committee, respectively.

7.      REPORTS AND MATERIALS.

        7.1 Reports. During the Agreement Period, DPI shall furnish to the Steering Committee summary written reports within fifteen (15) days after the end of each quarterly stage of the Project Plan, commencing on the Effective Date, describing the progress under the Project Plan.

        7.2 Materials.

                7.2.1 DPI and Pfizer shall, during the Agreement Period, as a matter of course as described in the Project Plan, or upon written or oral request, furnish to each other samples of synthetic chemical materials which are part of Pfizer Technology, DPI

        Technology or Program Technology and which are necessary for each party to carry out its responsibilities under the Project Plan.

                7.2.2 DPI agrees to provide Compounds and Compound Libraries, and any materials requested by Pfizer that pertain to Compound Services and Protocol Services as the materials become available or at the end of each Payment Quarter. Materials shall be delivered to
                ***         , in a format agreed upon by the Steering Committee.
        DPI shall be responsible for the cost to ship materials to Pfizer's Ann Arbor research facility.

8.      LABORATORY FACILITIES and PERSONNEL.

        8.1 DPI shall provide suitable laboratory facilities, equipment and personnel for the work to be done by DPI in carrying out the Project Program.

9.      DILIGENT EFFORTS.

        9.1 Pfizer and DPI each shall use reasonably diligent efforts to achieve the objectives of the Project Program. DPI will use reasonably diligent efforts to achieve the objectives listed in the Project Plan and Pfizer will use reasonably diligent efforts to assist DPI in each Project Plan.

10.     KEY INVESTIGATOR.

        10.1 During the Agreement Period,         ***         , or some other
nominee of DPI, acceptable to Pfizer acting reasonably, ("Key Investigator")
shall commit         ***                 ***         of his time each week to
the Project Program. Promptly after execution of this Agreement, DPI shall develop and submit a succession plan for the Key Investigator by named individuals. Following approval by the Steering Committee, DPI shall implement such plan and during the Agreement Period shall use commercially reasonable efforts to maintain it by all necessary hiring and internal development programs.

11.     TREATMENT OF CONFIDENTIAL INFORMATION

        11.1 Confidentiality. Subject to Section (14), DPI and Pfizer agree that during the Agreement Period, and for ten (10) years thereafter, it will keep confidential, and will cause its Affiliates, employees, consultants, agents and sublicensees to keep confidential, all Confidential Information that is disclosed to it, or to any of its Affiliates, employees, consultants, agents or sub licensees by the other party pursuant to this Agreement. Each party shall take such action, and shall cause its Affiliates, employees, consultants, agents and sub licensees to take such action, to preserve the confidentiality of each other's Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information. Neither party nor any of its respective Affiliates, agents or sub licensees shall use the other party's Confidential Information except as expressly permitted in this Agreement.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

               11.1.1 For the purposes of this Section 11, Program Technology shall be deemed to be Pfizer Confidential Information.

               11.1.2 Pfizer and DPI each agree that any disclosure of the other's Confidential Information to any officer, employee or agent of the other party or of any of its Affiliates shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement. Pfizer and DPI each agree not to disclose the other's Confidential Information to any third parties under any circumstance without written permission from the other party; provided however that DPI may disclose certain Pfizer Confidential Information on as-needed basis to its network of third party sub-contractors engaged in the Project Program.

               11.1.3 Each party, upon the other's request, will return all the Confidential Information disclosed to it by the other party pursuant to this Agreement, including all copies and extracts of documents, within sixty (60) days of the request upon the termination of this Agreement except for one (1) copy which may be kept for the purpose of complying with continuing obligations under this Agreement.

12.     PUBLICATION.

        12.1 Not withstanding any matter set forth with particularity in this Agreement to the contrary, results obtained in the course of the Project Program shall not be published by DPI. Pfizer shall be permitted to publish results obtained in the course of the Project Program. With respect to DPI, exceptions to this no publication rule may be made on an individual basis. The Steering Committee shall consider any requests by DPI for publication at quarterly meetings. Publications recommended by the Steering Committee shall be subject to final approval by DPI and Pfizer. Final written approval or disapproval shall be provided within thirty (30) days of the Steering Committee recommendation.

13.     PUBLICITY.

        13.1 Except as required by law, and except for a mutually approved press release to be issued upon the signing of this Agreement, neither party may disclose the terms of this Agreement nor the research described in it without the written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that DPI may disclose the terms, or provide copies, of this Agreement as necessary in the normal course of business to bankers, investors and others in order to obtain financing.

14.     PERMITTED DISCLOSURE.

        14.1 Disclosure Required by Law. If either party is requested to disclose the Confidential Information in connection with a legal or administrative proceeding or is otherwise required by law to disclose the other party's Confidential Information, such party will give the other party prompt notice of such request. The party to whom such Confidential information belongs may seek an appropriate protective order or other remedy or waive compliance with the provisions of this Agreement. If such party seeks a protective order or other remedy, the other party will cooperate. If such party fails to obtain a protective order or waive compliance with the relevant provisions of this Agreement, the other party will disclose only that portion of Confidential Information, which its legal counsel determines it is required to disclose.

        14.2 Disclosure of Inventions. Each party shall promptly inform the other about all inventions within the Program Technology that are made in the course of carrying out the Project Program by employees of, or consultants to, either of them solely, or jointly with employees of, or consultants to the other.

15.     OWNERSHIP AND INTELLECTUAL PROPERTY RIGHTS.

        15.1   Ownership.         ***                 ***
                       ***                 ***         .

        15.2   Intellectual Property. Subject to Section 15.1 and 15.3.2,
                       ***                 ***                 ***
                       ***                 ***         .

        15.3           ***        .

               15.3.1         ***                 ***
                              ***                 ***         .

               15.3.2         ***                 ***
                              ***                 ***         .

16. PROVISIONS CONCERNING THE FILING, PROSECUTION AND MAINTENANCE OF PATENTS RIGHTS.

        16.1   DPI shall be solely responsible for         ***
                       ***         . Pfizer shall be solely responsible
                       ***                 ***         .


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        16.2   DPI agrees to prepare and complete,         ***
                       ***                 ***         respect to Program
               Technology         ***         . DPI shall, if deemed necessary
               or desirable by Pfizer,         ***                 ***         .

        16.3   DPI shall notify Pfizer in a timely manner of any new
                       ***                 ***                 ***
               Program Technology. Thereafter, Pfizer shall have the option, at
               its expense, of         ***                 ***         , or all
               of these.

        16.4   DPI agrees to complete,         ***                 ***
                       ***                 ***         or both. DPI shall, if
               deemed necessary         ***         , on the same terms,
                       ***                 ***         from such Services. DPI
               hereby         ***                 ***         .

17.     ACQUISITION OF RIGHTS FROM THIRD PARTIES.

        17.1 During the Agreement Period, DPI and Pfizer shall each promptly notify each other of any appropriate opportunities to acquire in any manner from third parties, technology or patents or information, which it elects to use in the course of performing the Project Program. DPI and Pfizer shall decide if such rights should be acquired in connection with the Project Program and, if so, whether by DPI, Pfizer or both, it being understood that nothing herein shall obligate either party to obtain such rights or, if it does acquire such rights, to make such rights available for use in the Project Program. If acquired such rights shall become part of the Confidential Information, Technology or Patent Rights, whichever is appropriate, of the acquiring party or Program Technology, as the case may be.

18.     TERM, TERMINATION AND DISENGAGEMENT.

        18.1 Term. Unless sooner terminated, as provided below or extended, by mutual agreement of the parties, this Agreement shall expire on the
        ***         anniversary of the Effective Date.

        18.2 Events of Termination. The following events shall constitute events of termination for cause ("Events of Termination"):

                a) if any representation, warranty or covenant by DPI or Pfizer in Sections 19 and 20 of this Agreement shall prove to have been incorrect in any material respect when made; DPI or Pfizer shall fail in any term, covenant or understanding contained in this


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        Agreement or in any of Exhibits attached to it, and any such failure shall remain unremedied for thirty (30) days after written notice to the failing party.

                b) In the event of the sale, merger, or acquisition or transfer of all or substantially all of the assets of DPI by a third party during the term of this Agreement, DPI must notify Pfizer within
                ***         of closing of such acquisition. Pfizer shall have
        the right to terminate the Agreement immediately upon written notice to DPI, provided that such right will be exercised within
                ***         following such notification by DPI, and Pfizer will
        only be obligated to pay for Compound Services and Protocol Services delivered after termination, that were under production prior to termination but Pfizer shall not be responsible for funding Protocol Services and Compound Services or obligated to meet Minimum FTE support or Minimum Compound production for a Commitment Year following termination. Any licenses granted under Section 15 shall survive any such termination under this Section 18.1.

        18.3 Termination. Upon an Event of Termination the party not responsible
may, by         ***         advance written notice to the other party, terminate
this Agreement. If Pfizer terminated, DPI shall deliver all Compound Services and Protocol Services in production as of such date.

                18.3.1 This Agreement shall terminate         ***         after
        the latter of the expiration of both a Protocol Termination Period and a Compound Termination Period.

                18.3.2 Termination of this Agreement for any reason shall be without prejudice to the rights and obligations of the parties provided in Sections (5), (11), (15), (16), (18), (21) and any other Sections which provide by terms performance by either party subsequent to termination including without limitation DPI's right to receive all payments accrued hereunder up to the date of termination; or any other remedies which either party may otherwise have.

19.     REPRESENTATIONS AND WARRANTIES.

Each of DPI and Pfizer represents and warrants to the other as follows:

        19.1 It is a corporation duly organised, validly existing and is in good standing under the laws of its jurisdiction of incorporation or formation, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification; and it has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

        19.2 The execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of its stockholders beyond the approvals already obtained, (b) violate any provision of any law, rule, regulations, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its certificate of incorporation or


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

by-laws or (c) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

        19.3 This Agreement is a legal, valid and binding obligation of it enforceable against it in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally.

        19.4 It is not under any obligation to any person, or entity, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfilment of its obligations.

        19.5 It has good and marketable title to or valid leases or licenses for, all of its properties, rights and assets necessary for the fulfilment of its responsibilities under the Project Program, subject to no claim of any third party other than any relevant lessors or licensors.

20.     CONVENANTS OF DPI AND PFIZER OTHER THAN REPORTING REQUIREMENTS.

Throughout the Agreement Period, each of DPI and Pfizer shall:

        20.1 maintain and preserve its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation or formation, and qualify and remain qualified as a foreign corporation in good standing in each jurisdiction in which such qualification is from time to time necessary or desirable in view of their business and operations or the ownership of their properties.

        20.2 comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any government authority to the extent necessary to conduct the Project Program, except for those laws, rules, regulations, and orders it may be contesting in good faith.

21.     DISCLAIMER AND WARRANTIES.

        21.1 EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION (19), DPI MAKES NO REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND, EXPRESS OR IMPLIED, AS TO ANY OTHER MATTER, INCLUDING, WITHOUT LIMITATION ANY REPRESENTATION, WARRANTY OR GUARANTEE AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY RESULTS BASED UPON RELIANCE THEREON, OR OTHERWISE, OR THAT THE PROTOCOLS AND/OR COMPOUNDS DELIVERED PURSUANT HERETO OR THAT ANY PROCESS, PROTOCOL OR COMPOUND DERIVED THEREFROM WILL NOT INFRINGE ANY PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

22.     INDEMNIFICATION.

        22.1 Pfizer and DPI will indemnify, defend and hold each other harmless for any and all damages, settlements, costs, legal fees and other expenses incurred in connection with a claim by a third party against either party based on any action or omission of the indemnifying party's agents, employees, or officers related to its obligations under this Agreement; provided, however, that the foregoing shall not apply (i) if the claim is found to be based upon the gross negligence, recklessness or willful misconduct of the party seeking indemnification; or (ii) if such party fails to give the other party prompt notice of any claim it receives and such failure materially prejudices the other party with respect to any claim or action to which its obligation pursuant to this Section applies. If either party is obligated to indemnify the other party, then the indemnifying party shall in its sole discretion, choose legal counsel, control the defense of such claim or action and settle the same on such terms and conditions it deems advisable, except that it may not settle a claim or action under this Section 11 without the consent of the indemnified party if such settlement would impose any monetary obligations on such indemnified party or require such indemnified party to submit to an injunction or otherwise limit its Affiliates, employees, agents, officers or directors. Except as expressly set forth in this Agreement, Neither party guarantees the safety or usefulness of any Compound Services and Protocol Services or other chemical compounds provided under this Agreement.

23.     NOTICES.

        23.1 All notices shall be in writing mailed via certified mail, return receipt requested, courier, or facsimile transmission addressed as follow, or to such other address as may be designated from time to time:

               If to Pfizer:        Pfizer Global Research and Development
                                    50 Pequot Avenue
                                    New London, CT 06320
                                    Attn: Vice President of Strategic Operations
                                    Fax: 860-732-7039
                                    Copy to: Assistant General Counsel PGRD
                                    Fax: 860-732-7384

               If to DPI:           Discovery Partners International
                                    9640 Towne Centre Drive
                                    San Diego, CA 92121
                                    Attn: President
                                    Fax [ 858] 455-8088
                                    Copy to: Chief Financial Officer
                                    Fax: [858] 455-8088

Notices shall be deemed given as of the date received at the above-specified address.

25.     GOVERNING LAW.

        25.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

26.     MISCELLANEOUS.

        26.1 This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

        26.2 Headings. Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

        26.3 This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original. Signatures may be transmitted via facsimile, thereby constituting the valid signature and delivery of this Agreement.

        26.4 Amendment Waiver. This Agreement may be amended, modified, superseded or cancelled, and any of the terms may be waived, only by a written instrument executed by each party or, in the case of waiver, by the party or parties waiving compliance. The delay or failure of any party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

        26.5 No Third Party Beneficiaries. No third party including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any third party.

        26.6 The parties acknowledge and agree that DPI shall cause its subsidiary, ChemRx Advanced Technologies, Inc., to perform DPI's obligations under this Agreement.

        26.7 Entire Agreement. This Agreement is the sole agreement with respect to the subject matter and supersedes all other agreements and understandings, including, but not limited to, the agreement between Warner Lambert Company and DPI dated September 28, 2001 (the "Warner Agreement"), between the parties with respect to the same. The Warner Agreement shall terminate on the Effective Date without penalty to either party.

        26.8 Assignment and Successors. Subject to the terms and condition of Section (18.2b), this Agreement may not be assigned by either party without the prior written consent of the other, except that Pfizer may assign this Agreement and the rights and interests of such party, in whole or in part, to any of its Affiliates, any purchaser of all or substantially all of its assets or to any successor corporation resulting from any merger or consolidation of such party with or into such corporations.

        26.9 Neither Pfizer nor DPI shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Pfizer or DPI.

        26.10 If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the parties that the remainder of the Agreement shall not be affected so long as the essential benefits of this Agreement remain enforceable and obtainable.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

Agreed: Pfizer                               Agreed: Discovery Partners
                                                     International

By:     /s/ George M. Milne, Jr.             By:     /s/ Riccardo Pigliucci
        ---------------------------                  ---------------------------

Name:   George M. Milne, Jr.                 Name:   Riccardo Pigliucci

Title:  Executive Vice President,            Title:  Chairman and CEO
        Pfizer Inc

Date:   December 19, 2001                    Date:   December 19, 2001

Pfizer Confidential                                                    EXHIBIT A

TABLE OF CONTENTS

Executive Summary

Collaboration Plan

        Design, Research and Development
        Production

Collaboration Goals and Deliverables

Collaboration Management

Steering Committee

Staffing and Cost Estimates
        Design, Research and Development

ChemRx Infrastructure Obligations

Documentation Responsibility

Exhibit B (To be appended as Protocols from time to time)

Appendix I -- Example Form for "Request for Services" for Compound Services and for Protocol Services (Exhibit C)

EXECUTIVE SUMMARY

Pfizer and DPI have entered into an arrangement for protocol development and compound production by DPI's subsidiary, ChemRx. The objective of the
collaboration is to         ***                 ***         . Further it is
proposed that the         ***                 ***                 ***         .
Within the confines of these mutually agreed virtual libraries, ChemRx will provide FTEs to develop library synthesis protocols including analytical support. Subsequently, ChemRx will also provide FTEs and raw materials to produce real libraries of compounds according to Pfizer's specifications.
        ***                 ***         .


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

COLLABORATION PLAN

The four components required to produce large numbers of compounds through combinatorial technology are library design, protocol development, library production, and library purification.

Design, Research and Development

ChemRx is fully versed in the computer-assisted evaluation of molecular diversity and drug like properties of virtual libraries. From a design standpoint, Pfizer's input will be in two major areas. First, Pfizer will
provide ChemRx with         ***         . Second, Pfizer's chemistry community
will provide         ***                 ***         . ChemRx will search its
database of libraries produced to date to ensure         ***
        ***                 ***                 ***         . It will be
ChemRx's responsibility to develop feasible combinatorial synthesis methods and
to select         ***         used in each library, with advice and review by
Pfizer scientists. Ideas for which ChemRx is         ***
        ***         .

PRODUCTION

Upon delivery of a production-ready library protocol to Pfizer, Pfizer will
determine         ***                 ***                 ***
        ***         . It will be ChemRx's responsibility to synthesize
        ***         , synthesize the library,         ***         each compound,
and format the pure compounds for registration into the Pfizer collection. On
agreement of the Parties,         ***                 ***
        ***         . In addition to the physical delivery of compounds, ChemRx will provide Pfizer with analytical data for the library compounds and a final
written production protocol within         ***         of delivering the Library
of Compounds to Pfizer

COLLABORATION GOALS AND DELIVERABLES

The goal of the collaboration is to         ***                 ***
        ***         . Furthermore, each of the compounds so produced will
consist of a         ***         .

The Compounds will         ***                 ***         . Pfizer shall
provide         ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

        ***         . The selection of         ***         will be controlled to
ensure a         ***         within the library. The current target for quantity
of each compound is         ***         with         ***         being the
minimum.

For each library project there will be two sets of deliverables. The first set will be related to activities of the design, research and development phase. Included are a validated synthetic protocol and any compounds produced in pilot libraries. The second deliverables set will be related to activities of the production phase. Included are libraries of purified compounds, analytical data describing identity and purity for the compounds, data describing compound structures and plate locations, and a final production protocol specifying both synthetic and purification methods used in large scale production.

A graphical description of the anticipated division of responsibilities and deliverables of the collaboration is provided below.

                                       ***
                                       ***
                                       ***


COLLABORATION MANAGEMENT

STEERING COMMITTEE

The Steering Committee for this collaboration will have representatives from
ChemRx and Pfizer. These meetings will serve both to         ***
        ***         , to plan for         ***                 ***         , and
to         ***         . Key issues will be         ***
        ***                 ***                 ***        . Most importantly,
the Steering Committee may choose to change the         ***         .


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

CHEMRX INFRASTRUCTURE OBLIGATIONS

ChemRx will provide and maintain the necessary infrastructure to allow all collaboration activities to be carried out within its facilities. This includes safety, purchasing, scientific record keeping, IT resources, stockrooms, laboratory space, automation, analytical instrumentation, chromatography equipment, etc. None of the work will be subcontracted with the exception of waste disposal and routine analytical chemistry functions such as elemental analysis and optical rotation.

DOCUMENTATION RESPONSIBILITY


                                       ***
                                       ***
                                       ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                      EXHIBIT A *** CONFIDENTIAL


                                       ***
                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***      CONFIDENTIAL SCHEDULE 4.1


CRITERIA FOR LIBRARY PRODUCTION

                                       ***
                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Appendix I                                                             EXHIBIT C

FACSIMILE

Request for Services (Protocol Services)
***
***

To:                    ***
Location:      ChemRx Advanced Technologies
                       ***

From:                  ***
                       ***

                                       ***
                                       ***
                                       ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***




*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Appendix I
                                                                       EXHIBIT C

Request for Services (Compound Services)


FACSIMILE
***
***

To:                           ***
Location:      ChemRx Advanced Technologies
                              ***

From:


                                       ***
                                       ***
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

PFIZER FILE ENRICHMENT

General Requirements




                                       ***
                                       ***
                                       ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.